UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21676

Eaton Vance Tax-Managed Buy-Write Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Managed Buy-Write Income Fund (ETB)

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.1080 per share in accordance with the MDP. The Fund’s distribution frequency changed from quarterly to monthly beginning in January 2013. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2013

Eaton Vance

Tax-Managed Buy-Write Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Fund Snapshot	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Dividend Reinvestment Plan	22

Management and Organization	24

Important Notices	27

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen — set to succeed Mr. Bernanke as Fed chairperson in early 2014 — would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Tax-Managed Buy-Write Income Fund

(the Fund) had a total return of 19.05% at net asset value (NAV), underperforming the 32.39% return of the Fund’s equity benchmark, the S&P 500 Index (the Index), and outperforming the 13.26% return of the Fund’s options benchmark, the CBOE S&P 500 BuyWrite Index. While the Fund’s underlying common stock portfolio outperformed the Index for the period, the Fund’s options overlay strategy detracted from performance versus the Index and contributed to the Fund’s underperformance versus the Index.

Within the Fund’s underlying common stock portfolio, stock selection in the financials, health care, materials and industrials sectors helped the Fund’s performance relative to the Index. To a lesser extent, an overweight position versus the Index in financials and an underweight position in materials also aided relative Fund performance. Within the financials sector, stock selection and an overweight in insurance stocks, as well as stock selection and an underweight in real estate investment trusts (REITS), contributed to Fund performance relative to the Index. Stock selection and overweights in biotechnology and in life sciences tools & services helped Fund performance versus the Index in the health care sector. In the materials sector, stock selection in metals & mining and in chemicals aided Fund performance relative to the Index. Stock selection and an overweight in aerospace & defense, as well as stock selection in road & rail and in commercial services & supplies, helped Fund performance versus the Index in the industrials sector.

In contrast, stock selection in the consumer staples sector detracted from the Fund’s performance relative to the Index. Within the sector, stock selection and an overweight in beverages, as well as stock selection in tobacco and in food & staples retailing, hurt the Fund’s performance versus the Index. Outside of consumer staples, all other sectors represented in the Fund’s portfolio contributed positively to Fund performance versus the Index for the 12-month period.

The Fund employs an options strategy of writing (selling) stock index call options on a portion of its underlying common stock portfolio. The options strategy, which is designed to help limit the Fund’s exposure to market volatility and enhance current income, can be beneficial during periods of market weakness, but may detract from the Fund’s performance versus the Index during periods of market strength. When the market was trending upward, as it was for most of the 12-month period, the Fund’s writing of index call options held back performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Performance2

Portfolio Managers Walter A. Row III, CFA, CMT, David Stein, Ph.D. and Thomas Seto

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	04/29/2005	19.05%	15.18%	8.61%
Fund at Market Price	—	15.85	15.14	7.52
S&P 500 Index	—	32.39%	17.93%	7.80%
CBOE S&P 500 BuyWrite Index	—	13.26	10.91	4.91

% Premium/Discount to NAV[3]
				–8.37%

Distributions[4]
Total Distributions per share for the period				$1.296
Distribution Rate at NAV				7.98%
Distribution Rate at Market Price				8.70%

Fund Profile

Sector Allocation (% of total investments)5

Top 10 Holdings (% of total investments)5

Apple, Inc.	3.6%
Google, Inc., Class A	2.5
Exxon Mobil Corp.	2.3
Chevron Corp.	2.0

Microsoft Corp.	1.9
Wells Fargo & Co.	1.8
JPMorgan Chase & Co.	1.6
International Business Machines Corp.	1.5
Citigroup, Inc.	1.5
Merck & Co., Inc.	1.4
Total	20.1%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Fund Snapshot

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a diversified portfolio of common stocks and writes call options on one or more U.S. indices on a substantial portion of the value of its common stock portfolio to generate current earnings from the option premium. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls

Equity Benchmark[2]	S&P 500 Index

Morningstar Category	Large Blend

Distribution Frequency	Monthly

Common Stock Portfolio

Positions Held	195

% US / Non-US	100.0/0.0

Average Market Cap	$127.7 Billion

Call Options Written

% of Stock Portfolio	95%

Average Days to Expiration	14 days

% In the Money	–1.4%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For an index call option, the buyer has the right to receive from the seller (or writer) a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

In the Money: For a call option on an index, the extent to which the current price of the value of the index exceeds the exercise price of the option.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at www.eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund snapshot and profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Portfolio of Investments

Common Stocks — 101.5%

Security	Shares	Value

Aerospace & Defense — 3.8%
Boeing Co. (The)	26,422	$3,606,339
Honeywell International, Inc.	43,642	3,987,570
Northrop Grumman Corp.	21,600	2,475,576
Textron, Inc.	11,648	428,180
United Technologies Corp.	39,766	4,525,371

		$15,023,036

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	5,324	$310,602
United Parcel Service, Inc., Class B	18,056	1,897,325

		$2,207,927

Airlines — 0.2%
Southwest Airlines Co.	36,616	$689,845

		$689,845

Auto Components — 0.8%
Dana Holding Corp.	31,658	$621,130
Goodyear Tire & Rubber Co. (The)	10,898	259,917
Johnson Controls, Inc.	36,367	1,865,627
Lear Corp.	7,250	587,033

		$3,333,707

Automobiles — 0.3%
Ford Motor Co.	76,877	$1,186,212

		$1,186,212

Beverages — 2.5%
Coca-Cola Co. (The)	138,646	$5,727,466
PepsiCo, Inc.	49,269	4,086,371

		$9,813,837

Biotechnology — 2.6%
Amgen, Inc.	18,988	$2,167,670
Biogen Idec, Inc.(1)	3,000	839,250
Celgene Corp.(1)	23,673	3,999,790
Gilead Sciences, Inc.(1)	44,082	3,312,762
Vertex Pharmaceuticals, Inc.(1)	1,850	137,455

		$10,456,927

Capital Markets — 1.4%
Greenhill & Co., Inc.	14,014	$811,971
Invesco, Ltd.	38,480	1,400,672

Security	Shares	Value

Capital Markets (continued)
Lazard, Ltd., Class A	21,525	$975,513
Legg Mason, Inc.	7,629	331,709
State Street Corp.	27,413	2,011,840
Walter Investment Management Corp.(1)	7,355	260,073

		$5,791,778

Chemicals — 1.9%
CF Industries Holdings, Inc.	3,459	$806,085
Dow Chemical Co. (The)	45,132	2,003,861
E.I. du Pont de Nemours & Co.	46,387	3,013,763
Eastman Chemical Co.	3,608	291,166
Sherwin-Williams Co. (The)	9,183	1,685,081

		$7,799,956

Commercial Banks — 3.3%
BankUnited, Inc.	10,483	$345,101
BB&T Corp.	9,579	357,488
Fifth Third Bancorp	62,268	1,309,496
KeyCorp	85,122	1,142,337
M&T Bank Corp.	6,860	798,641
PNC Financial Services Group, Inc. (The)	22,704	1,761,376
SunTrust Banks, Inc.	5,538	203,854
Wells Fargo & Co.	164,065	7,448,551

		$13,366,844

Commercial Services & Supplies — 0.4%
Waste Management, Inc.	37,595	$1,686,888

		$1,686,888

Communications Equipment — 2.5%
Brocade Communications Systems, Inc.(1)	42,403	$376,115
Cisco Systems, Inc.	197,889	4,442,608
QUALCOMM, Inc.	71,089	5,278,358

		$10,097,081

Computers & Peripherals — 3.7%
Apple, Inc.	26,400	$14,813,304

		$14,813,304

Construction & Engineering — 0.5%
Fluor Corp.	25,575	$2,053,417

		$2,053,417

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Consumer Finance — 1.2%
American Express Co.	27,933	$2,534,361
Discover Financial Services	40,754	2,280,186

		$4,814,547

Containers & Packaging — 0.4%
Avery Dennison Corp.	15,307	$768,258
MeadWestvaco Corp.	21,446	792,001

		$1,560,259

Distributors — 0.6%
Genuine Parts Co.	27,494	$2,287,226

		$2,287,226

Diversified Financial Services — 5.6%
Bank of America Corp.	147,580	$2,297,821
Berkshire Hathaway, Inc., Class B(1)	29,614	3,511,036
Citigroup, Inc.	117,636	6,130,012
CME Group, Inc.	14,875	1,167,092
JPMorgan Chase & Co.	113,958	6,664,264
McGraw Hill Financial, Inc.	36,178	2,829,119

		$22,599,344

Diversified Telecommunication Services — 2.1%
AT&T, Inc.	151,222	$5,316,966
Frontier Communications Corp.	67,026	311,671
Verizon Communications, Inc.	52,772	2,593,216
Windstream Holdings, Inc.	28,197	225,012

		$8,446,865

Electric Utilities — 0.9%
Duke Energy Corp.	26,841	$1,852,297
Edison International	20,090	930,167
Pinnacle West Capital Corp.	7,168	379,331
Xcel Energy, Inc.	12,009	335,531

		$3,497,326

Electrical Equipment — 0.9%
Emerson Electric Co.	49,204	$3,453,137

		$3,453,137

Energy Equipment & Services — 1.9%
Halliburton Co.	58,423	$2,964,967
Schlumberger, Ltd.	51,953	4,681,485

		$7,646,452

Security	Shares	Value

Food & Staples Retailing — 2.1%
CVS Caremark Corp.	60,482	$4,328,697
Wal-Mart Stores, Inc.	54,266	4,270,191

		$8,598,888

Food Products — 1.8%
ConAgra Foods, Inc.	9,993	$336,764
Green Mountain Coffee Roasters, Inc.(1)	15,366	1,161,362
Kellogg Co.	28,284	1,727,304
Kraft Foods Group, Inc.	18,114	976,707
Mondelez International, Inc., Class A	54,344	1,918,343
Tyson Foods, Inc., Class A	28,696	960,168

		$7,080,648

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	73,588	$2,820,628
Baxter International, Inc.	41,401	2,879,440
Covidien PLC	11,380	774,978
Medtronic, Inc.	41,406	2,376,290
Stryker Corp.	27,992	2,103,319
Zimmer Holdings, Inc.	5,294	493,348

		$11,448,003

Health Care Providers & Services — 1.4%
DaVita HealthCare Partners, Inc.(1)	5,790	$366,912
Express Scripts Holding Co.(1)	8,616	605,188
HCA Holdings, Inc.(1)	8,034	383,302
UnitedHealth Group, Inc.	49,739	3,745,347
VCA Antech, Inc.(1)	11,050	346,528

		$5,447,277

Hotels, Restaurants & Leisure — 1.4%
Marriott International, Inc., Class A	20,645	$1,019,037
Marriott Vacations Worldwide Corp.(1)	2,064	108,897
McDonald’s Corp.	36,654	3,556,538
Wyndham Worldwide Corp.	11,235	827,907

		$5,512,379

Household Durables — 0.9%
Leggett & Platt, Inc.	11,383	$352,190
Lennar Corp., Class A	18,642	737,478
Newell Rubbermaid, Inc.	76,798	2,489,023

		$3,578,691

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Household Products — 1.7%
Clorox Co. (The)	6,843	$634,757
Kimberly-Clark Corp.	19,850	2,073,531
Procter & Gamble Co.	52,148	4,245,368

		$6,953,656

Industrial Conglomerates — 2.0%
3M Co.	21,663	$3,038,236
General Electric Co.	183,405	5,140,842

		$8,179,078

Insurance — 4.5%
ACE, Ltd.	14,012	$1,450,662
Allstate Corp. (The)	50,422	2,750,016
AmTrust Financial Services, Inc.	3,045	99,541
Cincinnati Financial Corp.	23,600	1,235,932
Hartford Financial Services Group, Inc.	7,145	258,863
Lincoln National Corp.	47,210	2,436,980
Marsh & McLennan Cos., Inc.	50,188	2,427,092
MetLife, Inc.	14,938	805,457
Principal Financial Group, Inc.	29,001	1,430,039
Prudential Financial, Inc.	21,629	1,994,627
Travelers Companies, Inc. (The)	32,794	2,969,169

		$17,858,378

Internet & Catalog Retail — 1.2%
Amazon.com, Inc.(1)	2,750	$1,096,672
priceline.com, Inc.(1)	1,797	2,088,833
Shutterfly, Inc.(1)	28,875	1,470,604

		$4,656,109

Internet Software & Services — 3.2%
Facebook, Inc., Class A(1)	3,185	$174,092
Google, Inc., Class A(1)	9,052	10,144,667
VeriSign, Inc.(1)	41,883	2,503,766

		$12,822,525

IT Services — 3.2%
Fidelity National Information Services, Inc.	26,132	$1,402,766
International Business Machines Corp.	33,173	6,222,260
MasterCard, Inc., Class A	5,368	4,484,749
Visa, Inc., Class A	2,919	650,003

		$12,759,778

Security	Shares	Value

Leisure Equipment & Products — 0.6%
Mattel, Inc.	52,463	$2,496,190

		$2,496,190

Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc.	30,548	$3,401,520

		$3,401,520

Machinery — 1.1%
Caterpillar, Inc.	31,778	$2,885,760
Snap-On, Inc.	6,380	698,738
Stanley Black & Decker, Inc.	9,483	765,183

		$4,349,681

Media — 4.8%
CBS Corp., Class B	42,477	$2,707,484
Comcast Corp., Class A	108,534	5,639,969
Omnicom Group, Inc.	35,123	2,612,098
Time Warner, Inc.	36,488	2,543,943
Walt Disney Co. (The)	72,746	5,557,795

		$19,061,289

Metals & Mining — 0.7%
Freeport-McMoRan Copper & Gold, Inc.	17,655	$666,300
Nucor Corp.	38,979	2,080,699

		$2,746,999

Multi-Utilities — 1.8%
Centerpoint Energy, Inc.	17,504	$405,743
CMS Energy Corp.	77,060	2,062,896
Dominion Resources, Inc.	1,997	129,186
DTE Energy Co.	10,342	686,605
Integrys Energy Group, Inc.	7,572	411,992
NiSource, Inc.	49,999	1,643,967
Public Service Enterprise Group, Inc.	57,441	1,840,410

		$7,180,799

Multiline Retail — 1.0%
Kohl’s Corp.	5,666	$321,545
Macy’s, Inc.	50,853	2,715,550
Nordstrom, Inc.	13,647	843,385

		$3,880,480

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Office Electronics — 0.0%(2)
Xerox Corp.	7,778	$94,658

		$94,658

Oil, Gas & Consumable Fuels — 9.2%
Chevron Corp.	65,682	$8,204,339
ConocoPhillips	54,643	3,860,528
EOG Resources, Inc.	18,452	3,096,984
Exxon Mobil Corp.	90,799	9,188,859
Kinder Morgan, Inc.	21,161	761,796
Occidental Petroleum Corp.	31,010	2,949,051
Peabody Energy Corp.	28,650	559,534
Phillips 66	31,720	2,446,564
Range Resources Corp.	22,269	1,877,499
Tesoro Corp.	20,477	1,197,904
Williams Cos., Inc.	71,006	2,738,701
WPX Energy, Inc.(1)	5,037	102,654

		$36,984,413

Personal Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	5,729	$431,508

		$431,508

Pharmaceuticals — 5.4%
AbbVie, Inc.	23,000	$1,214,630
Bristol-Myers Squibb Co.	81,600	4,337,040
Johnson & Johnson	52,116	4,773,304
Merck & Co., Inc.	117,176	5,864,659
Perrigo Co. PLC	1,308	200,651
Pfizer, Inc.	171,390	5,249,676

		$21,639,960

Professional Services — 0.2%
ManpowerGroup, Inc.	1,193	$102,431
Robert Half International, Inc.	18,170	762,958

		$865,389

Real Estate Investment Trusts (REITs) — 1.5%
Apartment Investment & Management Co., Class A	12,428	$322,010
AvalonBay Communities, Inc.	11,002	1,300,766
Equity Residential	14,774	766,327
Host Hotels & Resorts, Inc.	58,590	1,138,990
Kimco Realty Corp.	78,276	1,545,951
Plum Creek Timber Co., Inc.	5,304	246,689
ProLogis, Inc.	22,296	823,837

		$6,144,570

Security	Shares	Value

Real Estate Management & Development — 0.1%
CB Richard Ellis Group, Inc., Class A(1)	8,158	$214,555

		$214,555

Road & Rail — 1.1%
J.B. Hunt Transport Services, Inc.	3,521	$272,173
Kansas City Southern	13,949	1,727,305
Norfolk Southern Corp.	27,357	2,539,550

		$4,539,028

Semiconductors & Semiconductor Equipment — 1.6%
Advanced Micro Devices, Inc.(1)	352,424	$1,363,881
Analog Devices, Inc.	16,160	823,029
Applied Materials, Inc.	15,313	270,887
Cree, Inc.(1)	21,482	1,344,129
Cypress Semiconductor Corp.(1)	60,131	631,375
Intel Corp.	56,723	1,472,529
Teradyne, Inc.(1)	32,470	572,121

		$6,477,951

Software — 3.2%
Concur Technologies, Inc.(1)	12,197	$1,258,487
Microsoft Corp.	201,345	7,536,343
Oracle Corp.	103,117	3,945,256
Symantec Corp.	8,033	189,418

		$12,929,504

Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A	4,343	$142,928
Advance Auto Parts, Inc.	3,365	372,438
Bed Bath & Beyond, Inc.(1)	6,692	537,368
Home Depot, Inc. (The)	63,114	5,196,807
Lowe’s Companies, Inc.	11,660	577,753
Tiffany & Co.	14,641	1,358,392

		$8,185,686

Textiles, Apparel & Luxury Goods — 0.3%
NIKE, Inc., Class B	15,176	$1,193,441

		$1,193,441

Tobacco — 1.5%
Lorillard, Inc.	5,365	$271,898
Philip Morris International, Inc.	63,905	5,568,043

		$5,839,941

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Trading Companies & Distributors — 0.1%
Fastenal Co.	10,080	$478,901

		$478,901

Total Common Stocks — 101.5% (identified cost $197,664,497)		$406,657,788

Call Options Written — (1.9)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	515	$1,810	1/3/14	$(2,060,000)
S&P 500 Index	500	1,800	1/10/14	(2,610,000)
S&P 500 Index	470	1,825	1/18/14	(1,626,200)
S&P 500 Index	600	1,850	1/24/14	(1,209,000)

Total Call Options Written (premiums received $3,225,262)				$(7,505,200)

Other Assets, Less Liabilities — 0.4%				$1,480,759

Net Assets — 100.0%				$400,633,347

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investments, at value (identified cost, $197,664,497)	$406,657,788
Cash	356,059
Dividends receivable	698,658
Receivable for written options	911,331
Total assets	$408,623,836

Liabilities
Written options outstanding, at value (premiums received, $3,225,262)	$7,505,200
Payable to affiliates:
Investment adviser fee	337,012
Trustees’ fees	3,928
Accrued expenses	144,349
Total liabilities	$7,990,489
Net Assets	$400,633,347

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 24,654,545 shares issued and outstanding	$246,545
Additional paid-in capital	215,867,184
Accumulated net realized loss	(20,282,278)
Accumulated undistributed net investment income	88,543
Net unrealized appreciation	204,713,353
Net Assets	$400,633,347

Net Asset Value
($400,633,347 ÷ 24,654,545 common shares issued and outstanding)	$16.25

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends (net of foreign taxes, $1,076)	$8,963,487
Total investment income	$8,963,487

Expenses
Investment adviser fee	$3,869,906
Trustees’ fees and expenses	15,396
Custodian fee	240,514
Transfer and dividend disbursing agent fees	18,174
Legal and accounting services	52,619
Printing and postage	161,918
Miscellaneous	70,458
Total expenses	$4,428,985
Deduct —
Reduction of custodian fee	$872
Total expense reductions	$872

Net expenses	$4,428,113

Net investment income	$4,535,374

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$23,953,343
Written options	(38,044,195)
Foreign currency transactions	(153)
Net realized loss	$(14,091,005)
Change in unrealized appreciation (depreciation) —
Investments	$80,681,425
Written options	(5,824,244)
Net change in unrealized appreciation (depreciation)	$74,857,181

Net realized and unrealized gain	$60,766,176

Net increase in net assets from operations	$65,301,550

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$4,535,374	$5,113,160
Net realized loss from investment transactions, written options and foreign currency transactions	(14,091,005)	(3,651,940)
Net change in unrealized appreciation (depreciation) from investments and written options	74,857,181	35,594,737
Net increase in net assets from operations	$65,301,550	$37,055,957
Distributions to shareholders —
From net investment income	$(4,455,574)	$(4,973,235)
Tax return of capital	(27,496,716)	(26,979,055)
Total distributions	$(31,952,290)	$(31,952,290)

Net increase in net assets	$33,349,260	$5,103,667

Net Assets
At beginning of year	$367,284,087	$362,180,420
At end of year	$400,633,347	$367,284,087

Accumulated undistributed net investment income included in net assets
At end of year	$88,543	$78,395

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Financial Highlights

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$14.900	$14.690	$15.020	$15.590	$13.650

Income (Loss) From Operations
Net investment income(1)	$0.184	$0.207	$0.188	$0.185	$0.223
Net realized and unrealized gain	2.462	1.299	0.778	1.045	3.517

Total income from operations	$2.646	$1.506	$0.966	$1.230	$3.740

Less Distributions
From net investment income	$(0.181)	$(0.202)	$(0.184)	$(0.183)	$(0.300)
From net realized gain	—	—	(0.126)	(0.040)	—
Tax return of capital	(1.115)	(1.094)	(0.986)	(1.577)	(1.500)

Total distributions	$(1.296)	$(1.296)	$(1.296)	$(1.800)	$(1.800)

Net asset value — End of year	$16.250	$14.900	$14.690	$15.020	$15.590

Market value — End of year	$14.890	$14.030	$12.840	$14.410	$16.850

Total Investment Return on Net Asset Value(2)	19.05%	11.25%	7.78%	8.82%	30.53%

Total Investment Return on Market Value(2)	15.85%	19.85%	(1.74)%	(3.47)%	53.69%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$400,633	$367,284	$362,180	$370,403	$383,356
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.14%	1.14%	1.15%	1.12%	1.12%
Net investment income	1.17%	1.38%	1.30%	1.26%	1.61%
Portfolio Turnover	2%	6%	20%	11%	34%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2013, the Fund, for federal income tax purposes, had deferred capital losses of $24,562,397 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

15

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Notes to Financial Statements — continued

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$4,455,574	$4,973,235
Tax return of capital	27,496,716	26,979,055

During the year ended December 31, 2013, accumulated net realized loss was decreased by $69,796, accumulated undistributed net investment income was decreased by $69,652 and paid-in capital was decreased by $144 due to differences between book and tax accounting, primarily for foreign currency gain (loss), return of capital distributions from securities, investments in partnerships and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(24,562,397)
Net unrealized appreciation	$209,082,015

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to written options contracts, distributions from REITs, investments in partnerships and return of capital distributions from securities.

16

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2013, the Fund’s investment adviser fee amounted to $3,869,906. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $7,927,625 and $74,316,493, respectively, for the year ended December 31, 2013.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended December 31, 2013 and December 31, 2012.

On August 6, 2012, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). On September 30, 2013, the Board of Trustees of the Fund approved the continuation of the Fund’s share repurchase program. The Board authorized the repurchase by the Fund of up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to NAV. The terms of the reauthorization increased the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended December 31, 2013 and December 31, 2012.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$197,575,773

Gross unrealized appreciation	$209,090,241
Gross unrealized depreciation	(8,226)

Net unrealized appreciation	$209,082,015

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2013 is included in the Portfolio of Investments.

17

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Notes to Financial Statements — continued

Written options activity for the year ended December 31, 2013 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	2,485	$4,068,031
Options written	29,170	51,022,887
Options terminated in closing purchase transactions	(25,080)	(44,457,366)
Options expired	(4,490)	(7,408,290)

Outstanding, end of year	2,085	$3,225,262

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Written options	$—	$(7,505,200	)(1)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Written options	$(38,044,195	)(1)	$(5,824,244	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Notes to Financial Statements — continued

At December 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$406,657,788 *	$—	$—	$406,657,788

Total Investments	$406,657,788	$—	$—	$406,657,788

Liability Description

Call Options Written	$(7,505,200)	$—	$—	$(7,505,200)

Total	$(7,505,200)	$—	$—	$(7,505,200)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

19

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Managed Buy-Write Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Buy-Write Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2014

20

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $8,581,129, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

21

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

22

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Buy-Write Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2013, Fund records indicate that there are 9 registered shareholders and approximately 18,125 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETB.

23

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Managed Buy-Write Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2015. 3 years. Trustee since 2008.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2015. 3 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Class I Trustee	Until 2015. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Class III Trustee	Until 2014. 1 year. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class II Trustee	Until 2016. 3 years. Trustee since 2005.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

24

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Class II Trustee	Until 2016. 3 years. Trustee since 2005.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2014. 3 years. Trustee since 2005.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2016. 3 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2014. 3 years. Trustee since 2005 and Chairman of the Board since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years
Walter A. Row, III 1957	President	Since 2011	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

25

Eaton Vance

Tax-Managed Buy-Write Income Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Fund.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Fund since 2007.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On September 30, 2013, the Fund’s Board of Trustees approved the continuation of the Fund’s share repurchase program. The Board authorized the Fund to repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). Under the previous authorization, the Fund could repurchase up to 10% of its common shares outstanding as of August 8, 2012 at a discount to NAV in the open market. The terms of the reauthorization increase the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

27

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2427    12.31.13

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2012 and December 31, 2013 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$38,370	$43,770
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,790	$8,890
All Other Fees(3)	$0	$0

Total	$47,160	$52,660

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2012 and December 31, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/12	12/31/13
Registrant	$8,790	$8,890
Eaton Vance(1)	$615,489	$409,385

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM”) is the investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and the Director of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996.

David M. Stein, Ph.D. and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Messrs. Stein and Seto joined Parametric in 1996 and 1998, respectively.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts		Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Walter A. Row
Registered Investment Companies	14		$14,719.2	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	0		$0	0	$0
David M. Stein
Registered Investment Companies	24	(1)	$16,214.3	0	$0
Other Pooled Investment Vehicles	5		$3,827.9	0	$0
Other Accounts	8,504	(2)	$49,007.2	1	$1,314.1
Thomas Seto
Registered Investment Companies	24	(1)	$16,214.3	0	$0
Other Pooled Investment Vehicles	5		$3,827.9	0	$0
Other Accounts	8,504	(2)	$49,007.2	1	$1,314.1

(1)	The portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.
(2)	For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001 - $50,000
David M. Stein	None
Thomas Seto	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the

Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Compensation Structure for Parametric

Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock, restricted shares of EVC’s nonvoting common stock and, for certain individuals, grants of profit participation interests in Parametric. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Buy-Write Income Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 11, 2014

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 11, 2014